UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23226)

Listed Funds Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kent P. Barnes, Secretary

Listed Funds Trust

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 10th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-6511

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

(a)

Spear Alpha ETF

ANNUAL REPORT

June 30, 2022

Spear Alpha ETF

Table of Contents

Shareholder Letter (Unaudited)	2
Management Discussion of Fund Performance (Unaudited)	3
Fund Performance (Unaudited)	4
Shareholder Expense Example (Unaudited)	5
Performance Overview (Unaudited)	6
Schedule of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	19
Trustees and Officers of the Trust (Unaudited)	20
Supplemental Information (Unaudited)	22
Review of Liquidity Risk Management Program (Unaudited)	23
Privacy Policy (Unaudited)	24

Spear Alpha ETF

Shareholder Letter

June 30, 2022 (Unaudited)

Spear Advisors LLC (“SPEAR INVEST”), the investment advisor of Spear Alpha ETF, specializes in investments in industrial technology.

SPEAR INVEST believes that while consumer technology drove the prior tech cycle, industrial technology will drive the next one. Several core technologies such as cloud migration, innovation in the software stack, improved computing speeds, connectivity (5G), and edge computing, are enabling companies to reliably introduce technology in every industry and across every function. Thus, the opportunity set has broadened from specific use cases in consumer (social media, recommender systems) to applications across many end markets (e.g. manufacturing, automotive, life sciences).

Compared to consumer technology, industrial technology adoption processes are lengthier as transformational projects take several years to implement. However, once implemented, demand is sticky and switching costs are relatively high. As an example, Artificial Intelligence (AI) has been a buzz word without any applications at scale for over 20 years. However, over the past several years, for many companies Machine Learning and AI became the core of their business models (e.g., “next-gen” cybersecurity). Over the next 10 years we believe AI applications will broaden to most products and applications.

At SPEAR INVEST, we aim to uncover idiosyncratic opportunities across the value chain of each theme, and we use a unique methodology that applies data points from one sub-sector across the entire supply chain. An example we are tracking where industrial companies are spending their capex and R&D budgets, and are, consequently identifying opportunities in those companies that provide the critical software tools, components, and materials.

In addition to identifying the top themes, SPEAR INVEST’s differentiation comes from our rigorous bottom-up process that includes thorough review of the company’s financials, understanding of the business model, competitive positioning, and a history of generating returns for investors. In building our financial projections, we perform hands on diligence which includes, attending trade shows, meeting with management teams and competitors, attending litigations hearings, and visiting mines and facilities.

We believe that every company has an intrinsic value based on its future earnings power, and we look for opportunities that trade materially below their intrinsic value. Consequently, we aim to outperform by holding a concentrated portfolio of high-quality investment ideas that can generate double digit annualized returns over time.

Ivana Delevska

Chief Investment Officer and Chief Executive Officer
SPEAR INVEST

Spear Alpha ETF

Management Discussion of Fund Performance

June 30, 2022 (Unaudited)

Market Review and Investment Strategy

During the period ended June 30, 2022, global equity markets sharply declined, and Spear Alpha ETF underperformed the market and declined 30.58%, compared to the S&P 500 which was down 13.24%.

Loose monetary policy created an inflated market for many low-quality technology companies, which then trickled down to the entire technology space. As inflation started increasing by >0.5% month over month rates, ultimately reaching 9.1% year over year increase as of June 30, 2022, the largest increase in 40 years, the Federal Reserve (the “Fed”) embarked on a tightening cycle by increasing interest rates.

Technology stocks are valued on a Discounted Cash Flow (DCF) basis, a valuation method that estimates the value of an investment using its expected future cash flows, and higher interest rates immediately reduced the valuations for the sector. On average, 1% increase in the discount rate results in ~20% multiple contraction for our universe of technology stocks.

Russia’s attack on Ukraine in late February, created further risk to higher inflation and resulted in the Fed taking a harder stance on the fight against inflation by pulling forward several interest rate hikes. This created uncertainty and broadened the sell off from growth and technology stocks to the entire market including commodities. The concern shifted from persistent inflation to economic recession. In addition to technology, which led the declines, consumer discretionary including durable goods and apparel, trucking, and logistics, all experienced a material slowdown.

The broad indices such as the S&P 500 Index and the Nasdaq Composite Total Return Index declined during the reporting period, but the magnitude of the decline does not tell the whole story. At the end of our fiscal year, companies trading below the cash value on their books increased to higher levels than the peak of the COVID pandemic, and similar levels to the ‘08/’09 recession.

This macro volatility created many challenges for our strategy, and ultimately affected all subsectors under our coverage universe. The most significant declines were in the technology sector which created many dislocations and attractive investment opportunities. Fundamentals for industrial technology companies such as cybersecurity, cloud, electric vehicle supply chain, did not materially deteriorate, while stock prices declined over 50%+ for many companies.

Going into fiscal year 2022, our portfolio was comprised of a mix of growth and value ideas. Over the year we continued to add exposure to the technology sector as the risk/reward of many specific investment opportunities materially improved. We identified several companies with attractive business models, >20% real growth rates, and positive free cash flow, which is the cash a company generates after taking into consideration cash outflows that support its operations and maintain its capital assets, that we believe were mis-understood by the market and grouped with unprofitable technology.

Must be preceded or accompanied by a prospectus.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

The Nasdaq Composite Index measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market.

An investment in the Spear Alpha ETF is subject to risks and you can lose money on your investment in the Spear Alpha ETF. There can be no assurance that the Spear Alpha ETF will achieve its investment objectives. The Spear Alpha ETF’s portfolio is more volatile than broad market averages. The Spear Alpha ETF also has specific risks, which are described in the Spear Alpha ETF’s prospectus.

The Spear Alpha ETF is distributed by Foreside Fund Services LLC.

Spear Alpha ETF

Fund Performance

(Unaudited)

SPEAR Alpha ETF is an actively managed concentrated exchange traded fund (ETF) that invests in companies poised to benefit from breakthrough trends in industrial technology. During the fiscal period ended June 30, 2022 and since the Fund’s inception on August 3, 2021, the Fund declined 30.58% at market value compared to the S&P 500 Index decline of 13.24% and the Nasdaq Composite Total Return Index decline of 24.78%.

Contributors and detractors to our performance can be split into four broad categories:

●

Commodities: Lithium miners, Livent (LTHM) and Albemarle (ALB), were up 13% and respectively and outperformed the market in the reporting period. These investments benefited from tightening supply/demand conditions in lithium, a key input for electric vehicle batteries and highlight the merits of our strategy to invest across the value chain.

●

High quality growth stocks: Ansys (ANSS), Crowdstrike (CRWD)*, Palo Alto Networks (PANW), Nvidia (NVDA) declined 25-35%; These are high growth profitable companies that generate significant free cash flow. Ansys is a leader in simulation, Palo Alto Networks and Crowdstrike are leading cybersecurity companies, and Nvidia is a leader in Artificial Intelligence (AI).

*	CRWD is roughly flat since we initiated our position in February 2022 as of June 30, 2022.

●

High volatility growth stocks: Zscaler and Snowflake, declined 39% and 51%, respectively and significantly underperformed the market. Although both companies executed on their business plan and are expected to generate positive FCF, they are often lumped together with unprofitable tech companies.

●

Companies with specific issues: Unity Software declined 65%. In addition to interest rates and macro headwinds, Unity had an operational misstep in one of their segments and subsequently announced a transformative acquisition which was not well received by investors. We continue to own Unity and believe that the company is uniquely positioned to benefit from 3D content creation getting broad adoption across many industries.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.spear-invest.com. As stated in the SPRX’s current prospectus, the expense ratio is 0.75%. Additional information about fees and expense levels can be found in SPRXs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of SPRX, calculated using the value of the underlying assets divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day that the Nasdaq is open for trading. Market returns are based on the trade price at which shares are bought and sold on the Nasdaq Exchange using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times. The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares. Please see Schedule of Investments for a complete list of holdings.

Spear Alpha ETF

Shareholder Expense Example

(Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (January 1, 2022 to June 30, 2022).

ACTUAL EXPENSES

The first line under the Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/22	Ending Account Value 6/30/22	Annualized Expense Ratios	Expenses Paid During the Period(1)
Spear Alpha ETF
Actual	$ 1,000.00	$ 639.20	0.75%	$3.05
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.08	0.75%	$3.76

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the six-month period).

Spear Alpha ETF

Performance Overview

June 30, 2022 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 06/30/2022)

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED JUNE 30, 2022
Total Returns	Since Commencement[1]
Spear Alpha ETF—NAV	-30.53%
Spear Alpha ETF—Market	-30.58%
S&P 500 Index	-13.24%
Nasdaq Composite Total Return Index	-24.78%

[1]	The Fund commenced operations on August 3, 2021.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (800) 617-0004. You cannot invest directly in an index. Shares are bought and sold at market price (closing price), not net asset value (NAV), and are individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00pm Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

The Nasdaq Composite Index measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market.

Spear Alpha ETF

Schedule of Investments

June 30, 2022

	Shares	Value
COMMON STOCKS — 89.8%
Administrative & Support Services — 2.7%
Cloudflare, Inc.- Class A (a)	1,953	$85,444

Chemical Manufacturing — 12.1%
Albemarle Corp.	569	118,910
Livent Corp. (a)	7,293	165,478
Novo Nordisk A/S - ADR (b)	246	27,412
Schrodinger, Inc. (a)	2,430	64,176
		375,976
Computer & Electronic Product Manufacturing — 11.0%
Cognex Corp.	2,315	98,434
Marvell Technology, Inc.	2,782	121,100
NVIDIA Corp.	806	122,182
		341,716
Electrical Equipment, Appliance & Component Manufacturing — 1.2%
Plug Power, Inc. (a)	2,338	38,741

Mining (Except Oil & Gas) — 8.9%
Cameco Corp. (b)	11,210	235,634
Lithium Americas Corp. (a)(b)	2,128	42,837
		278,471
Professional, Scientific & Technical Services — 24.5%
Palo Alto Networks, Inc. (a)	246	121,509
Snowflake, Inc. - Class A (a)	1,054	146,569
Unity Software, Inc. (a)	6,949	255,861
Zscaler, Inc. (a)	1,605	239,963
		763,902
Publishing Industries (Except Internet) — 15.5%
ANSYS, Inc. (a)	605	144,770
Autodesk, Inc. (a)	614	105,583
Crowdstrike Holdings, Inc. - Class A (a)	1,382	232,951
		483,304
Securities, Commodity Contracts & Other Financial Instruments — 8.7%
Joby Aviation, Inc. (a)	12,000	58,920
NIO, Inc. - ADR (a)(b)	9,820	213,290
		272,210
Transportation Equipment Manufacturing — 5.2%
TransDigm Group, Inc. (a)	240	128,801
XPeng, Inc. - ADR (a)(b)	1,000	31,740
		160,541
TOTAL COMMON STOCKS (Cost $3,640,839)		2,800,305

MONEY MARKET FUNDS — 4.8%
First American Government Obligations Fund - Class X, 1.29% (c)	149,537	149,537
TOTAL MONEY MARKET FUNDS (Cost $149,537)		149,537

Total Investments (Cost $3,790,376) — 94.6%		2,949,842
Other assets and liabilities, net — 5.4%		168,476
TOTAL NET ASSETS — 100.0%		$3,118,318

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	Foreign issued security.

(c)	The rate shown is the seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Spear Alpha ETF

Statement of Assets and Liabilities

June 30, 2022

Assets
Investments, at value (cost $3,790,376)	$2,949,842
Receivable for investment securities sold	909,718
Dividends and interest receivable	481
Total assets	3,860,041

Liabilities
Payable for fund shares redeemed	708,320
Payable for investment securities purchased	30,930
Payable to Adviser	2,473
Total liabilities	741,723
Net Assets	$3,118,318

Net Assets Consists of:
Paid-in capital	$4,841,576
Total distributable earnings (accumulated losses)	(1,723,258)
Net Assets	$3,118,318

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	225,000
Net Asset Value, redemption price and offering price per share	$13.86

The accompanying notes are an integral part of the financial statements.

Spear Alpha ETF

Statement of Operations

For the Period Ended June 30, 2022(1)

Investment Income
Dividend income (net of withholding taxes of $97)	$7,207
Interest income	129
Total investment income	7,336

Expenses
Investment advisory fees	29,022
Total expenses	29,022
Net Investment Loss	(21,686)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss from investments	(920,394)
Net change in unrealized appreciation/depreciation on investments	(840,534)
Net realized and unrealized loss on investments	(1,760,928)
Net decrease in net assets from operations	$(1,782,614)

(1)	The Fund commenced operations on August 3, 2021.

The accompanying notes are an integral part of the financial statements.

Spear Alpha ETF

Statement of Changes in Net Assets

Period Ended June 30, 2022(1)
From Operations
Net investment loss	$(21,686)
Net realized loss on investments	(920,394)
Net change in unrealized appreciation/depreciation on investments	(840,534)
Net decrease in net assets resulting from operations	(1,782,614)

From Distributions
Distributable earnings	(12,028)
Total distributions	(12,028)

From Capital Share Transactions
Proceeds from shares sold	7,121,355
Cost of shares redeemed	(2,208,395)
Net increase in net assets resulting from capital share transactions	4,912,960

Total Increase in Net Assets	3,118,318

Net Assets
Beginning of period	—
End of period	$3,118,318

Changes in Shares Outstanding
Shares outstanding, beginning of period	—
Shares sold	350,000
Shares redeemed	(125,000)
Shares outstanding, end of period	225,000

(1)	The Fund commenced operations on August 3, 2021.

The accompanying notes are an integral part of the financial statements.

Spear Alpha ETF

Financial Highlights

For a Share Outstanding Throughout the Period

	Period Ended June 30, 2022(1)
Net Asset Value, Beginning of Period	$20.00

Income (Loss) from Investment Operations:
Net investment income (loss) (2)	(0.10)
Net realized and unrealized gain (loss) on investments	(5.99)
Total from investment operations	(6.09)

Less Distributions:
From net realized gains	(0.05)
Total distributions	(0.05)

Net Asset Value, End of Period	$13.86

Total Return, at NAV (3)(4)	(30.53)%
Total Return, at Market (3)(4)	(30.58)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$3,118

Ratio of expenses to average net assets	0.75	%(5)
Ratio of net investment income (loss) to average net assets	(0.56	)%(5)
Portfolio turnover rate (6)	262	%(4)

[1]	The Fund commenced investment operations on August 3, 2021.

[2]	Per share net investment income (loss) was calculated using average shares outstanding.

[3]	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

[4]	Not annualized for periods less than one year.

[5]	Annualized for periods less than one year.

[6]	Excludes in-kind transactions associated with creations and redemptions of the Fund.

The accompanying notes are an integral part of the financial statements.

Spear Alpha ETF

Notes to Financial Statements

June 30, 2022

1.	ORGANIZATION

Spear Alpha ETF (the “Fund”) is a non-diversified series of Listed Funds Trust (the “Trust”), formerly Active Weighting Funds ETF Trust. The Trust was organized as a Delaware statutory trust on August 26, 2016, under a Declaration of Trust amended on December 21, 2018, and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks long-term capital growth by investing in securities poised to benefit from breakthrough innovation in industrial technology.

Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Spear Advisors, LLC (“Spear Advisors” or the “Adviser”), the Fund’s Investment Adviser.

2.	SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and follows the significant accounting policies described below.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Share Transactions

The net asset value (“NAV”) per share of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.

Fair Value Measurement

In calculating the NAV, the Fund’s exchange-traded equity securities will be valued at fair value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by the Adviser using procedures adopted by the Board of Trustees of the Trust (the “Board”). The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Money market funds are valued at NAV. If NAV is not readily available the securities will be valued at fair value.

Spear Alpha ETF

Notes to Financial Statements

June 30, 2022 (Continued)

FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurements. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund’s investments at June 30, 2022, are as follows:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$2,800,305	$—	$—	$2,800,305
Money Market Funds	149,537	—	—	149,537
Total Investments - Assets	$2,949,842	$—	$—	$2,949,842

*	See the Schedule of Investments for industry classifications.

Security Transactions

Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated based on the specific identification basis.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity, unless the Adviser determines in good faith that such method does not represent fair value.

Spear Alpha ETF

Notes to Financial Statements

June 30, 2022 (Continued)

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Fund is treated as a separate entity for Federal income tax purposes. The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, the Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, the Fund will not be subject to Federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. The Fund generally pays out dividends from net investment income, if any, at least annually, and distributes its net capital gains, if any, to shareholders at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as income tax expense. The Fund’s Federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of June 30, 2022, the Fund’s fiscal period end, the Fund had no material uncertain tax positions and did not have a liability for any unrecognized tax benefits. As of June 30, 2022, the Fund’s fiscal period end, the Fund had no examination in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund recognized no interest or penalties related to uncertain tax benefits in the 2022 fiscal period. At June 30, 2022, the Fund’s fiscal period end, the tax periods since commencement of operations remained open to examination in the Fund’s major tax jurisdiction.

Indemnification

In the normal course of business, the Fund expects to enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these anticipated arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund subject to the supervision of the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

Pursuant to the Advisory Agreement between the Trust, on behalf of the Fund, and Spear Advisors, the Fund pays a unified management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. Spear Advisors has agreed to pay all expenses of the Fund except the fee paid to Spear Advisors under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage

Spear Alpha ETF

Notes to Financial Statements

June 30, 2022 (Continued)

commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any).

Distribution Agreement and 12b-1 Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s distributor pursuant to a Distribution Services Agreement. The Distributor receives compensation for the statutory underwriting services it provides to the Fund. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Fund. The Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.

Administrator, Custodian and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) serves as administrator, transfer agent and fund accountant of the Fund pursuant to a Fund Servicing Agreement. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian pursuant to a Custody Agreement. Under the terms of these agreements, the Adviser pays the Fund’s administrative, custody and transfer agency fees.

A Trustee and all officers of the Trust are affiliated with the Administrator and the Custodian.

4.	CREATION AND REDEMPTION TRANSACTIONS

Shares of the Fund are listed and traded on the Nasdaq Stock Market, LLC. The Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to four decimal places.

Creation Unit Transaction Fee

Authorized Participants may be required to pay to the Custodian a fixed transaction fee (the “Creation Unit Transaction Fee”) in connection with the issuance or redemption of Creation Units. The standard Creation Unit Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable business day. Effective May 2, 2022, the Creation Unit Transaction Fee charged by the Fund for each creation order is $300. Prior to this date, the Creation Unit Transaction fee was $250.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for (1) creations effected outside the Clearing Process and (2) creations made in an all cash amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Variable fees, if any, received by the Fund are displayed in the Capital Share Transactions section on the Statement of Changes in Net Assets.

Spear Alpha ETF

Notes to Financial Statements

June 30, 2022 (Continued)

Only “Authorized Participants” may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

A Creation Unit will generally not be issued until the transfer of good title of the deposit securities to the Fund and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Fund will be issued to such authorized participant notwithstanding the fact that the Fund’s deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Fund or its agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Fund for losses, if any.

5. FEDERAL INCOME TAX

The tax character of distributions paid was as follows:

	Ordinary Income(1)	Long-Term Capital Gain
Period ended June 30, 2022	$12,028	$—

(1)	Ordinary income includes short-term capital gains.

At June 30, 2022, the Fund’s fiscal period end, the components of distributable earnings (accumulated losses) and cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year, were as follows:

Federal Tax Cost of Investments	$4,011,196
Gross Tax Unrealized Appreciation	$56,297
Gross Tax Unrealized Depreciation	(1,117,651)
Net Tax Unrealized Appreciation (Depreciation)	(1,061,354)
Other Accumulated Gain (Loss)	(661,904)
Distributable Earnings/(Accumulated Losses)	$(1,723,258)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Under current tax law, net capital losses realized after October 31 and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses and post-October losses are determined only at the end of each fiscal year. At June 30, 2022, the Fund’s fiscal period end, the Fund deferred $13,535 in ordinary later year losses and $648,369 in post-October losses.

Spear Alpha ETF

Notes to Financial Statements

June 30, 2022 (Continued)

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to redemptions in-kind. For the fiscal period ended June 30, 2022, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

	Total Distributable Earnings (Accumulated Losses)	Paid-In Capital
Spear Alpha ETF	$71,384	$(71,384)

6.	INVESTMENT TRANSACTIONS

During the fiscal period ended June 30, 2022, the Fund realized net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from total distributable earnings (accumulated losses) to paid in-capital. The amount of realized gains and losses from in-kind redemptions included in realized gain/(loss) on investments in the Statement of Operations is as follows:

	Realized Gains	Realized Losses
Spear Alpha ETF	$63,674	$(88,300)

Purchases and sales of investments (excluding short-term investments), creations in-kind and redemptions in-kind for the fiscal period ended June 30, 2022, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
Spear Alpha ETF	$10,922,407	$11,227,506	$6,994,313	$2,127,981

7.	PRINCIPAL RISKS

As with all ETFs, shareholders of the Fund are subject to the risk that their investment could lose money. The Fund is subject to the principal risks, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

A complete description of principal risks is included in the prospectus under the heading ‘’Principal Investment Risks’’.

8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under section 2(a)(9) of the 1940 Act. On June 30, 2022, shareholders who are affiliated with the Adviser, as a beneficial shareholder, owned approximately 59% of the outstanding shares of the Fund.

Spear Alpha ETF

Notes to Financial Statements

June 30, 2022 (Continued)

9.	SUBSEQUENT EVENTS

Management has evaluated the Fund’s related events and transactions that occurred subsequent to June 30, 2022, through the date of issuance of the Funds’ financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Spear Alpha ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Spear Alpha ETF and
Board of Trustees of Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Spear Alpha ETF (the “Fund”), a series of Listed Funds Trust, as of June 30, 2022, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the period from August 3, 2021 (commencement of operations) through June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations, the changes in net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 26, 2022

Spear Alpha ETF

Trustees and Officers of the Trust

June 30, 2022 (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers, and is available, without charge upon request by calling 1-800-617-0004, or by visiting the Fund’s website at www.spear-invest.com.

	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of Alerian, Inc. (since June 2018); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015).	53

Independent Trustee, SHP ETF Trust (since 2021) (2 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (1 portfolio); Independent Trustee, Horizons ETF Trust I (2015-2019).

Koji Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013).	53	Independent Trustee, Series Portfolios Trust (since 2015) (10 portfolios).
Pamela H. Conroy Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008).	53	Independent Trustee, Frontier Funds, Inc. (since 2020) (6 portfolios).
Interested Trustee
Paul R. Fearday, CPA* Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2008).	53	None.

*

This Trustee is considered an “Interested Trustee” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, d/b/a U.S. Bank Global Fund Services and U.S. Bank N.A., which provide fund accounting, administration, transfer agency and custodian services to the Fund.

Spear Alpha ETF

Trustees and Officers of the Trust

June 30, 2022 (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Gregory Bakken Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006).
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005).
Kacie G. Briody Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Officer, U.S. Bancorp Fund Services, LLC (2014 to 2021).
Kent Barnes Year of birth: 1968	Secretary	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2018); Chief Compliance Officer, Rafferty Asset Management, LLC (2016 to 2018); Vice President, U.S. Bancorp Fund Services, LLC (2007 to 2016).
Christi C. James Year of birth: 1974	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, July 2022

Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Principal Consultant, ACA Group (2021 to 2022); Lead Manager, Communications Compliance, T. Rowe Price Investment Services, Inc. (2018 to 2021); Compliance & Legal Manager, CR Group LP (2017 to 2018).

Elizabeth B. Scalf Year of birth: 1985	Interim Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, May 2022 (Resigned, effective July 2022)	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2017); Vice President and Assistant CCO, Heartland Advisors, Inc. (2016-2017); Vice President and CCO, Heartland Group, Inc. (2016).
Joshua J. Hinderliter Year of birth: 1983	Assistant Secretary	Indefinite term, May 2022	Counsel, U.S. Bancorp Fund Services, LLC (since 2022); Managing Associate, Thompson Hine LLP (2016 to 2022).

Spear Alpha ETF

Supplemental Information

(Unaudited)

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. A copy of the prospectus for the Fund may be obtained without charge by writing to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by calling 1-800-617-0004, or by visiting the Fund’s website at www.spear-invest.com.

QUARTERLY PORTFOLIO HOLDING INFORMATION

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling 1-800-617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

PROXY VOTING INFORMATION

The Fund is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling 1-800-617-0004 and on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available without charge, on the Fund’s website at www.spear-invest.com.

TAX INFORMATION

The Fund designated 52.94% of its ordinary income distribution for the period ended June 30, 2022, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the period ended June 30, 2022, 49.05% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 100.00% of its ordinary income distribution for the period ended June 30, 2022, as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

Spear Alpha ETF

Review of Liquidity Risk Management Program

June 30, 2022 (Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series. At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2021. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Spear Alpha ETF

Privacy Policy

June 30, 2022 (Unaudited)

We are committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser:

Spear Advisors LLC
64 Three Mile Harbor HC Rd.
East Hampton, NY 11937

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator, Fund Accountant & Transfer Agent:

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 E. Michigan St.
Milwaukee, WI 53202

Custodian:

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Fund.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Jacobs is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2022	FYE 06/30/2021
Audit Fees	$14,000	N/A
Audit-Related Fees	$0	N/A
Tax Fees	$3,000	N/A
All Other Fees	$0	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2022	FYE 06/30/2021
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 06/30/2022	FYE 06/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Listed Funds Trust

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	9/7/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	9/7/2022

By (Signature and Title)*	/s/ Travis G. Babich
Travis G. Babich, Treasurer/Principal Financial Officer

Date	9/7/2022

*	Print the name and title of each signing officer under his or her signature.